Vessels in Operation, less Accumulated Depreciation - Schedule of Vessels in Operation, Less Accumulated Depreciation (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Property Plant And Equipment [Abstract]
Cost	$ 1,014,473	$ 1,014,367
Accumulated Depreciation	(196,598)	(158,205)
Drydock expenditure - in progress		232
Net book value	$ 817,875	$ 856,394	$ 890,249